Managed Portfolio Series

Cove Street Small Cap Value Fund (CSCAX)

Supplement dated November 21, 2024, to the Summary Prospectus, Prospectus
and Statement of Additional Information,
each dated January 28, 2024, as amended

Based upon a recommendation by Cove Street Capital, LLC (the “Adviser”), the Board of Trustees of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the Cove Street Capital Small Cap Value Fund (the “Fund”) series of the Trust, pursuant to which the Fund will be liquidated on or about January 6, 2025 (the “Liquidation Date”). The liquidation may be delayed if unforeseen circumstances arise.

In anticipation of the liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on November 22, 2024, the Fund will be closed to new investments (with the exception of dividend and/or capital gain reinvestments and certain recurring investments such as from 401(k) retirement plans). The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Liquidation Date. In addition, effective immediately, the Adviser may begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents in preparation for the liquidation and the Fund may cease investing its assets in accordance with its investment objective and strategies as stated in the Prospectus.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, at any time before the Liquidation Date. Shareholders remaining in the Fund until the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be automatically redeemed on the Liquidation Date, and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

Any IRAs still invested in the Fund on the Liquidation Date will be redeemed and distributed using an age-based distribution code and may be subject to tax withholding. If you hold your shares in an IRA account directly with U.S. Bank, N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. Direct IRA shareholders wishing to avoid mandatory withholding taxes from being taken from their liquidation because they plan to roll over their proceeds to another IRA should submit a written redemption request to the Fund with enough time to be received prior to the Liquidation Date. Any redemption request will be processed on the day received provided the request is in good order. Shareholders who own the Fund through a financial institution or brokerage should consult their financial advisor.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

Please retain this supplement for future reference.